                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

     KNOW ALL MEN BY THESE PRESENTS, that H. JESSE ARNELLE, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and KATHY L. COX, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, an Annual Report on Form 10-K for the year ended December 31, 1998 (or other appropriate form) for filing with the Securities and Exchange Commission and any other documents in support thereof or supplemental or amendatory thereto, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of January, 1999.


                                       /s/ H. Jesse Arnelle
                                       ------------------------------------
                                       H. JESSE ARNELLE

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

     KNOW ALL MEN BY THESE PRESENTS, that LYNNE V. CHENEY, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and KATHY L. COX, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, an Annual Report on Form 10-K for the year ended December 31, 1998 (or other appropriate form) for filing with the Securities and Exchange Commission and any other documents in support thereof or supplemental or amendatory thereto, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of January, 1999.


                                       /s/ Lynne V. Cheney
                                       ------------------------------------
                                       LYNNE V. CHENEY

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

     KNOW ALL MEN BY THESE PRESENTS, that PRESTON M. GEREN III, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and KATHY L. COX, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, an Annual Report on Form 10-K for the year ended December 31, 1998 (or other appropriate form) for filing with the Securities and Exchange Commission and any other documents in support thereof or supplemental or amendatory thereto, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of January, 1999.


                                       /s/ Preston M. Geren III
                                       ------------------------------------
                                       PRESTON M. GEREN III

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

     KNOW ALL MEN BY THESE PRESENTS, that LAWRENCE M. JONES, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and KATHY L. COX, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, an Annual Report on Form 10-K for the year ended December 31, 1998 (or other appropriate form) for filing with the Securities and Exchange Commission and any other documents in support thereof or supplemental or amendatory thereto, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of January, 1999.


                                       /s/ Lawrence M. Jones
                                       ------------------------------------
                                       LAWRENCE M. JONES

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

     KNOW ALL MEN BY THESE PRESENTS, that DREW LEWIS, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and KATHY L. COX, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, an Annual Report on Form 10-K for the year ended December 31, 1998 (or other appropriate form) for filing with the Securities and Exchange Commission and any other documents in support thereof or supplemental or amendatory thereto, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of January, 1999.


                                       /s/ Drew Lewis
                                       ------------------------------------
                                       DREW LEWIS

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

     KNOW ALL MEN BY THESE PRESENTS, that CLAUDINE B. MALONE, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and KATHY L. COX, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, an Annual Report on Form 10-K for the year ended December 31, 1998 (or other appropriate form) for filing with the Securities and Exchange Commission and any other documents in support thereof or supplemental or amendatory thereto, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of January, 1999.


                                       /s/ Claudine B. Malone
                                       ------------------------------------
                                       CLAUDINE B. MALONE

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

     KNOW ALL MEN BY THESE PRESENTS, that JOHN W. PODUSKA, SR., PH.D., a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and KATHY L. COX, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, an Annual Report on Form 10-K for the year ended December 31, 1998 (or other appropriate form) for filing with the Securities and Exchange Commission and any other documents in support thereof or supplemental or amendatory thereto, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of January, 1999.


                                       /s/ John W. Poduska, Sr., Ph.D.
                                       ------------------------------------
                                       JOHN W. PODUSKA, SR., PH.D.

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

     KNOW ALL MEN BY THESE PRESENTS, that MICHAEL E. ROSSI, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and KATHY L. COX, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, an Annual Report on Form 10-K for the year ended December 31, 1998 (or other appropriate form) for filing with the Securities and Exchange Commission and any other documents in support thereof or supplemental or amendatory thereto, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of January, 1999.


                                       /s/ Michael E. Rossi
                                       ------------------------------------
                                       MICHAEL E. ROSSI

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

     KNOW ALL MEN BY THESE PRESENTS, that SAMUEL K. SKINNER, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and KATHY L. COX, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, an Annual Report on Form 10-K for the year ended December 31, 1998 (or other appropriate form) for filing with the Securities and Exchange Commission and any other documents in support thereof or supplemental or amendatory thereto, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of January, 1999.


                                       /s/ Samuel K. Skinner
                                       ------------------------------------
                                       SAMUEL K. SKINNER

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

     KNOW ALL MEN BY THESE PRESENTS, that JAMES R. THOMPSON, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and KATHY L. COX, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, an Annual Report on Form 10-K for the year ended December 31, 1998 (or other appropriate form) for filing with the Securities and Exchange Commission and any other documents in support thereof or supplemental or amendatory thereto, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21st day of January, 1999.


                                       /s/ James R. Thompson
                                       ------------------------------------
                                       JAMES R. THOMPSON